Exhibt 99.1

Morgan Stanley to Acquire E*TRADE, Creating a Leader in all Major Wealth Management Channels

•  Combined platforms will have $3.1Tn client assets, 8.2MM retail client relationships and accounts, and 4.6MM stock plan participants

•  Combination increases Wealth Management scale, fills product and services gaps through complementary offerings, and enhances digital capabilities; positions Morgan Stanley as a top player across all three channels: Financial Advisory, Workplace, and Self-Directed

•  Significant cost and funding synergies will result in stronger financial performance and shareholder value creation

•  Combination accelerates Morgan Stanley’s transition to a more balance sheet light business mix and more durable sources of revenue

NEW YORK & ARLINGTON, Va.--(BUSINESS WIRE)--February 20, 2020--Morgan Stanley (NYSE: MS) and E*TRADE Financial Corporation (NASDAQ: ETFC) have entered into a definitive agreement under which Morgan Stanley will acquire E*TRADE, a leading financial services company and pioneer in the online brokerage industry, in an all-stock transaction valued at approximately $13 billion. Under the terms of the agreement, E*TRADE stockholders will receive 1.0432 Morgan Stanley shares for each E*TRADE share, which represents per share consideration of $58.74 based on the closing price of Morgan Stanley common stock on February 19, 2020.

The combination will significantly increase the scale and breadth of Morgan Stanley’s Wealth Management franchise, and positions Morgan Stanley to be an industry leader in Wealth Management across all channels and wealth segments. E*TRADE has over 5.2 million client accounts with over $360 billion of retail client assets, adding to Morgan Stanley’s existing 3 million client relationships and $2.7 trillion of client assets. Morgan Stanley’s full-service, advisor-driven model coupled with E*TRADE’s direct-to-consumer and digital capabilities, will allow the combined business to have best-in-class product and service offerings to support the full spectrum of wealth.

“E*TRADE represents an extraordinary growth opportunity for our Wealth Management business and a leap forward in our Wealth Management strategy. The combination adds an iconic brand in the direct-to-consumer channel to our leading advisor-driven model, while also creating a premier Workplace Wealth provider for corporations and their employees. E*TRADE’s products, innovation in technology, and established brand will help position Morgan Stanley as a top player across all three channels: Financial Advisory, Self-Directed, and Workplace,” said James Gorman, Chairman and CEO of Morgan Stanley. “In addition, this continues the decade-long transition of our Firm to a more balance sheet light business mix, emphasizing more durable sources of revenue.”

“Finally, I am delighted that Mike Pizzi, CEO of E*TRADE, will be joining Morgan Stanley. Mike will continue to run the E*TRADE business within the Morgan Stanley franchise and lead the ongoing integration effort. Mike will report to me and will join the Morgan Stanley Operating and Management Committees. In addition, we will invite one of E*TRADE’s independent directors to join our Board. We look forward to welcoming the infusion of management and technology talent that E*TRADE will bring to Morgan Stanley.”

“Since we created the digital brokerage category nearly 40 years ago, E*TRADE has consistently disrupted the status quo and delivered cutting-edge tools and services to investors, traders, and stock plan administrators,” said Mike Pizzi, Chief Executive Officer of E*TRADE. “By joining Morgan Stanley, we will be able to take our combined offering to the next level and deliver an even more comprehensive suite of wealth management capabilities. Bringing E*TRADE’s brand and offerings under the Morgan Stanley umbrella creates a truly exciting wealth management value proposition and enables our collective team to serve a far wider spectrum of clients.”

The transaction will create a leading player in Workplace Wealth, combining E*TRADE’s leading U.S. stock plan business with Shareworks by Morgan Stanley, a top provider of public stock plan administration and private cap table management solutions. This combination will enable Morgan Stanley to accelerate initiatives aimed at enhancing the workplace offering through online brokerage and digital banking capabilities, providing a significantly enhanced client experience.

E*TRADE has been a pioneer in the digital brokerage and banking space for nearly 40 years and is an iconic brand. E*TRADE’s hallmarked, consumer-facing technology platforms will complement Morgan Stanley’s leading advisor-facing technology. E*TRADE also provides a full suite of digital banking services, including direct integration with brokerage accounts, checking and high-yield savings accounts, significantly accelerating Morgan Stanley’s digital banking efforts. The transaction adds approximately $56 billion of low-cost deposits, which will provide significant funding benefits to Morgan Stanley.

Importantly, the acquisition marks a continuation of Morgan Stanley’s decade-long effort to rebalance the Firm’s portfolio of businesses so that a greater percentage of Firm revenues and income are derived from balance sheet light and more durable sources of revenues. Upon integration, the combined Wealth and Investment Management businesses will contribute approximately 57% of the Firm’s pre-tax profits, excluding potential synergies, compared to only approximately 26% in 2010.

The transaction provides significant upside potential for shareholders of both Morgan Stanley and E*TRADE. Shareholders from both companies will benefit from potential cost savings estimated at approximately $400 million from maximizing efficiencies of technology infrastructure, optimizing shared corporate services and combining the bank entities, as well as potential funding synergies of approximately $150 million from optimizing E*TRADE’s approximate $56 billion of deposits. In addition, Morgan Stanley will have enhanced technology and service capabilities to capture a larger portion of the estimated approximate $7.3 trillion of combined current customer assets held away, which will drive significant revenue opportunities.

Morgan Stanley will be better positioned to generate attractive financial returns through increased scale, improved efficiency, higher margins, stronger returns on tangible common equity, and long-term earnings accretion. Morgan Stanley expects the acquisition to be accretive once fully phased-in estimated cost and funding synergies are realized. Morgan Stanley will maintain its strong capital position, with the Firm’s common equity tier 1 ratio estimated to increase by over 30bps at closing. The transaction is expected to increase the Firm’s return on tangible common equity by more than 100bps with fully phased-in cost and funding synergies and improve Wealth Management’s pre-tax profit margin to over 30%.

The acquisition is subject to customary closing conditions, including regulatory approvals and approval by E*TRADE shareholders, and is expected to close in the fourth quarter of 2020.

A conference call to discuss the announced transaction will be held today at 8:30 a.m. ET, hosted by Morgan Stanley Chairman and CEO, James Gorman; Morgan Stanley CFO, Jonathan Pruzan; and E*TRADE CEO, Michael Pizzi. The call and presentation will be available at www.morganstanley.com or by dialing 1-877-895-9527 (domestic) and 1-706-679-2291 (international); the passcode is 5097722. To listen to the playback, please visit our website or dial: 1-855-859-2056 (domestic) or 1-404-537-3406 (international); the passcode is 8469949.

About E*TRADE

E*TRADE Financial and its subsidiaries provide financial services including brokerage and banking products and services to traders, investors, stock plan administrators and participants, and registered investment advisers (RIAs). Securities products and services are offered by E*TRADE Securities LLC (Member FINRA/SIPC). Commodity futures and options on futures products and services are offered by E*TRADE Futures LLC (Member NFA). Managed Account Solutions are offered through E*TRADE Capital Management, LLC, a Registered Investment Adviser. Bank products and services are offered by E*TRADE Bank, and RIA custody solutions are offered by E*TRADE Savings Bank, both of which are federal savings banks (Members FDIC). Employee stock and student loan benefit plan solutions are offered by E*TRADE Financial Corporate Services, Inc. More information is available at https://us.etrade.com/.

About Morgan Stanley

Morgan Stanley is a leading global financial services firm providing a wide range of investment banking, securities, wealth management and investment management services. With offices in more than 41 countries, the Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals. For further information about Morgan Stanley, please visit www.morganstanley.com.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction Morgan Stanley and E*TRADE (“E*TRADE”), Morgan Stanley and E*TRADE will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Morgan Stanley registration statement on Form S-4 that will include a proxy statement of E*TRADE that also constitutes a prospectus of Morgan Stanley and a definitive proxy statement/prospectus will be mailed to stockholders of E*TRADE. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF Morgan Stanley AND E*TRADE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing information about Morgan Stanley or E*TRADE, without charge at the SEC’s Internet website (http://www.sec.gov) or by contacting the investor relations department of Morgan Stanley or E*TRADE at the following:

Morgan Stanley	E*TRADE
1585 Broadway	671 North Glebe Road, Ballston Tower
New York, NY 10036	Arlington, VA 22203
Media Relations: 212-761-2448 mediainquiries@morganstanley.com Investor Relations: 1-212-762-8131	Media Relations: 646-521-4418 mediainq@etrade.com Investor Relations: 1-646-521-4406
investorrelations@morganstanley.com	IR@etrade.com

Participants in the Solicitation

Morgan Stanley, E*TRADE, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Morgan Stanley and E*TRADE, and their direct or indirect interests in the transaction, by security holdings or otherwise will be set forth in the proxy statement/prospectus and other relevant matters when they are filed with the SEC. Information regarding the directors and executive officers of Morgan Stanley is contained in Morgan Stanley’s Form 10-K for the year ended December 31, 2018 and its proxy statement filed with the SEC on April 5, 2019. Information regarding the directors and executive officers of E*TRADE is contained in E*TRADE’s Form 10-K for the year ended December 31, 2019 and its proxy statement filed with the SEC on March 26, 2019. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and E*TRADE to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against Morgan Stanley, E*TRADE or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm Morgan Stanley’s and E*TRADE’s business, including current plans and operations, (v) the ability of Morgan Stanley or E*TRADE to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley’s and/or E*TRADE’s financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley’s or E*TRADE’s ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley’s issuance of additional shares of its common stock in connection with the proposed transaction, (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10‑Q and 8-K, (xv) those risks described in Item 1A of E*TRADE’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and (xvi) those risks that will be described in the proxy statement/prospectus on Form S-4 available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed acquisition. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley’s or E*TRADE’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor E*TRADE assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contacts

Morgan Stanley
1585 Broadway
New York, NY 10036
Media Relations: 212-761-2448
mediainquiries@morganstanley.com
Investor Relations: 1-212-762-8131
investorrelations@morganstanley.com

E*TRADE
671 North Glebe Road, Ballston Tower
Arlington, VA 22203
Media Relations: 646-521-4418
mediainq@etrade.com
Investor Relations: 1-646-521-4406
IR@etrade.com